THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated November 30, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF Global Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

Amended Subadvisory Agreement with LSV Asset Management (LSV)

The Board of Trustees of the Trust recently approved amending the subadvisory agreement between PGIM Investments LLC and LSV to reflect a new subadvisory fee schedule for the Portfolio.

To reflect this change, the SAI is hereby revised as follows, effective December 1, 2021:

I.	The table in Part I of the SAI titled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to LSV for the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
PSF Global Portfolio (formerly, the Global Portfolio)	LSV Asset Management

Under $1.25 billion

0.450% of average daily net assets to $150 million;

0.425% of average daily net assets over $150 million to $300 million;

0.400% of average daily net assets over $300 million to $450 million;

0.375% of average daily net assets over $450 million to $750 million;

0.350% of average daily net assets over $750 million

Over $1.25 billion

0.350% on all assets

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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